Thornburg Mortgage Securities Trust 2003-2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

$1,055,838,600 (approximate + 1-10%)

Thornburg Mortgage Securities Trust 2003-2

Wells Fargo Bank Minnesota, National Association
Master Servicer

Thornburg Mortgage Home Loans, Inc.
Mortgage Loan Seller

Bear, Stearns & Co. Inc.
RBS Greenwich Capital
Lehman Brothers Inc.
Underwriters

AllStatistical Information based upon Information as of February 1, 2003

March 18, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2003-2 Certificate Information to 20% Optional Securities Purchase

------------------------- ----------------- ------------ ------------- -----------------------------------
          Certificate       Ratings           CE          Pass-Thru    Window       WAL    Certificate
  Class      Size (1)       Moody's/S&P     Levels (1)        Rate       (mos)     (yrs)      Type
-------  ---------------- ----------------- ------------ ------------- --------  ---------  --------------
                Offered   Certificates
-------  ---------------- ----------------- ------------ ------------- --------  ---------  --------------
    A     $1,055,838,600      Aaa/AAA         2.00% (2)   LIBOR (3)(6)    1-54     2.192      Senior
-------  ---------------- ----------------- ------------ ------------- --------  ---------  --------------
             Not Offered  Hereby
-------  ---------------- ----------------- ------------ ------------- --------  ---------  --------------
   M-1       $10,773,800       Aa2/AA         1.00% (2)   LIBOR (4)(6)    ---       ---      Mezzanine
-------  ---------------- ----------------- ------------ ------------- --------  ---------  --------------
   M-2       $10,773,932        A2/A          0.00% (2)   LIBOR (5)(6)    ---       ---      Mezzanine
-------  ---------------- ----------------- -----------------------------------  ---------  --------------
  B-IO       Notional            NR              Information Not Provided Hereby             Interest Only
--------  --------------- ----------------- ----------------------------------------------  ---------------
NOTES:	- Prepayment Pricing Speed Assumption is 30% CPR
- Certificates are subject to a variance of +/- 10%
- Certificates will settle flat and accrue interest on an actual/360 basis
- It is expected that the Mortgage Loan Seller will retain the Class M-1, Class M-2 and Class B-IO Certificates

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.
(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in May 2003, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 0.25% of the Cut-Off Date unpaid principal balance of the mortgage loans.
(3)	The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11.500% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class A Certificates will increase to 2 times the original margin.
(4)	The Pass-Through Rate for the Class M-1 Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin subject to the lesser of a) 11.500% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class M-1 Certificates will increase to 1.5 times the original margin.
(5)	The Pass-Through Rate for the Class M-2 Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin subject to the lesser of a) 11.500% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class M-2 Certificates will increase to 1.5 times the original margin.
(6)	The holders of the Offered Certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the 3-year, 5-year, 7-year and 10-year hybrid ARM mortgage loans. See Yield Maintenance Agreement below.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

THE COLLATERAL

-	Conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in Exhibit I attached hereto.
-	The three largest originators of the mortgage loans are Merrill Lynch Credit Corp. (22.6%), First Republic Bank (9.8%) and Wells Fargo Mortgage Home Loans, Inc. (12.7%). All of the other originators comprise less than 5% of the mortgage pool.
-	All of the mortgage loans with an original LTV over 80% have either 1) primary mortgage insurance 2) additional collateral pledged to further secure the mortgage loan or 3) amortized to a current loan-to-value ratio less than 80%.
-	The mortgage rates on approximately 23.7% of the mortgage loans, may be modified, at the option of the related borrower, to any then-available adjustable rate or hybrid product of the Mortgage Loan Seller or, may be converted to a fixed rate (if applicable). Upon conversion or modification, the mortgage rate will be converted to a fixed, hybrid or adjustable rate determined in accordance with the formula as set forth in the related mortgage note (which formula is intended to result in a mortgage rate that is not less than the current market interest rate). After such conversion, the monthly payments will be adjusted to provide for full amortization over the remaining term to original maturity. Thornburg Mortgage, Inc. (the parent company of the Mortgage Loan Seller) has the obligation to purchase any mortgage loan the mortgage rate of which is modified or converted in accordance with the terms of the related note. In addition, the Mortgage Loan Seller has the option, but not the obligation, to repurchase and modify any mortgage loan for which the borrower has requested a modification that is not then permitted under the related mortgage note. Both such repurchase options are at Par plus accrued interest.
-	As of the Cut-Off Date, no more than approximately 0.4% of the mortgage loans will be 30-59 days delinquent (all of such 30-59 day delinquent mortgage loans were acquired upon termination of TMA Mortgage Funding Trust I (Thornburg 1998-1). No mortgage loans will be 60 or more days delinquent as of the Cut-off Date.
-	Approximately 81.1% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges from 3 years to 10 years depending upon the product type.
-	Approximately 13.3% of the mortgage loans provide for a payment of a prepayment premium during the first one to six years after origination. Any prepayment penalty amounts will not be passed through to Certificateholders.
-	Historical prepayment speeds and delinquency performance can be seen from seven prior Thornburg Mortgage securitizations. Each of the deals can be viewed on Bloomberg by typing “TMST” [MTGE] [GO] (Thornburg Mortgage Securities Trust). In addition, prior historical prepayment speeds and delinquency performance can be seen on the Thornburg 1998-1 loans on Bloomberg by typing “TMAM” [MTGE] [GO].
-	The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Additional similar mortgage loans may be included. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
       Loan         % of    Gross      Net      WAM     Gross      Net     Initial    Period      Max      Mos to
    Description     Pool     WAC       WAC     (mos.)   Margin    Margin     Cap       Cap       Rate       Roll
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  Thornburg 98-1   24.71%    4.395%    4.056%   252      2.096%    1.756%     4.37%     1.87%    12.645%     3
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  1/6-Month LIBOR  20.98%    3.402%    3.007%   359      1.912%    1.516%     1.17%     1.06%    11.018%     3
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  3-Year Hybrids    7.98%    4.611%    4.335%   364      2.015%    1.739%     4.08%     1.88%     9.613%    34
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  5-Year Hybrids   39.39%    5.196%    4.917%   358      2.315%    2.036%     5.00%     1.93%    10.212%    57
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  7-Year Hybrids    1.54%    5.659%    5.351%   353      2.204%    1.895%     4.80%     1.78%    10.659%    82
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
  10-Year Hybrids   5.41%    5.769%    5.493%   358      2.337%    2.061%     4.97%     1.95%    10.769%    119
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------
      Totals:       100%     4.613%    4.295%   332      2.152%    1.833%     4.11%     1.75%    10.972%    34
------------------ ------- --------- --------- ------- --------- --------- --------- --------- ---------- --------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Summary of Terms:

Depositor:	Structured Asset Mortgage Investments Inc.

Mortgage Loan Seller:	Thornburg Mortgage Home Loans, Inc.

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Underlying Servicers:	The mortgage loans are serviced by 7 primary servicers and 1 underlying master servicer (the “Underlying Servicers”). The four largest primary servicers are Thornburg Mortgage Home Loans, Inc. (sub-serviced by Cenlar FSB and approximately 59.38%), Colonial National Mortgage Corporation (approximately 4.62%), Wells Fargo Home Mortgage Corp. (approximately 16.93%) and First Republic Bank (approximately 13.06%). The underlying master servicer is Washington Mutual Mortgage Securities Corp. (approximately 24.7%) which master services all of the loans acquired upon termination of the Thornburg 1998-1 transaction. There are approximately 6 underlying primary servicers reporting directly to the underlying master servicer. All other servicers comprise less than 4% of the mortgage pool.

Underwriters:	Bear, Stearns & Co. Inc. (lead manager), RBS Greenwich Capital, and Lehman Brothers Inc.

Yield Maintenance Provider:	An entity rated AAA/Aaa by S&P and Moodys (which may include an affiliate of the Depositor and/or Underwriters)

Trustee:	Deutsche Bank National Trust Company

Rating Agencies:	Moody's Investors Service and Standard & Poor's Ratings Group

Cut-off Date:	March 1, 2003

Settlement Date:	On or about April 3, 2003

Distribution Date:	25th day of each month (or the next business day), commencing April 2003

Optional Securities Purchase:	The Mortgage Loan Seller will have the option of purchasing the Certificates on the distribution date on which the aggregate principal balance of the Mortgage Loans is reduced to 20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Optional Clean-Up Call:	Thornburg Mortgage Home Loans, Inc., as servicer of a substantial portion of the mortgage loans, may repurchase from the trust all of the mortgage loans at Par plus accrued interest when the aggregate principal balance of the Mortgage Loans is reduced to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Registration:	The Class A Certificates will be available in book-entry form through DTC.

Denominations:	The Class A Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Class A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Class A Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Class A Certificates.

SMMEA Eligibility:	The Class A Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. If the servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances, but only in an amount not to exceed the master servicing fee for the related period.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate, (2) the applicable Master Servicing Fees and (3) Trustee Fee.

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The “accrual period” for all of the Class A Certificates will be the period from and including the preceding distribution date (or from the Settlement Date with respect to the first distribution date) to and including the day prior to the current distribution date. The trustee will calculate interest on the Class A Certificates on an actual/360 basis. The Class A Certificates will settle flat on the Closing Date.

Principal Payments:	The Class M Certificates will not receive any principal payments until on or after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

On or after the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the “Priority of Payments.”

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Subordination: Initially, 2.00% for the Class A Certificates, 1.00% for the Class M-1 Certificates and 0.00% for the Class M-2 Certificates. • Overcollateralization ("OC")
Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% 0.25% None 0.25%
• Excess spread, which will initially be equal to approximately [xx.x] bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to build OC commencing on the Distribution Date in May 2003.

Interest Distribution Amount:	For any distribution date and the Class A Certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Certificates immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer, and certain other shortfalls.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date the Principal Remittance Amount for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in April 2006 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M-1 and Class M-2 Certificates plus the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 4.50%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:	A 'Trigger Event,' with respect to each Distribution Date on or after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M-1 and Class M-2 Certificates plus the Overcollateralization Amount and if certain loss tests as described in the prospectus supplement are met.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	To the holders of the Class A Certificates, the Interest Distribution Amount and the Unpaid Interest Shortfall Amount and any Basis Risk Shortfall Carryforward Amount;
2)	To the holders of the Class M-1 and Class M-2 Certificates, sequentially, the Interest Distribution Amount for each such class;

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect
1)	To the holders of the Class A Certificates, until the Certificate Principal Balance of such class has been reduced to zero;
2)	To the holders of the Class M-1 and Class M-2 Certificates, sequentially, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect
1)	To the holders of the Class A Certificates, the Class A Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero;
2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

Net Monthly Excess Cashflow:
1)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
2)	To the holders of the Class A Certificates any remaining Unpaid Interest Shortfall Amount and any Basis Risk Shortfall Carryforward Amount not paid under Interest Distributions above;
3)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount, any Allocated Realized Loss Amount and any Basis Risk Shortfall Carryforward Amount, in that order, for such certificates;

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

4)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount, any Allocated Realized Loss Amount and any Basis Risk Shortfall Carryforward Amount, in that order, for such certificates;
5)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 4.00% and (B) the Current Specified Overcollateralization Percentage.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such distribution date), (2) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 2.00% and (B) the Current Specified Overcollateralization Percentage.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such distribution date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount for such distribution date) and (3) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the Current Specified Overcollateralization Percentage.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Target Amount:	Equal to 0.25% of the Cut-Off Date unpaid principal balance. As of March 1, 2003 the OC Target Amount is approximately $2.69 million.

Overcollateralization Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates as of such distribution date.

Current Specified Overcollateralization Percentage:	For any Distribution Date, a fraction expressed as a percentage the numerator of which is the Overcollateralization Target Amount and the denominator of which is the aggregate stated principal balance of the mortgage loans as of the last day of the related due period.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class M-2 Certificates and fourth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be reinstated thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Allocated Realized Loss Amount:	With respect to Class M-1 or Class M-2 Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement:	The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to a yield maintenance agreement purchased with respect to the 3-year, 5-year, 7-year and 10-year hybrid ARM mortgage loans. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the “Yield Maintenance Agreement”).

On each distribution date, payments under the Yield Maintenance Agreement will be an amount equal to the product of (i) the excess of one-month LIBOR for such distribution date over the strike rate, (ii) the lesser of (a) the aggregate Principal Balance of the respective Hybrid ARM mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 18% CPR through March 2006, March 2008 and May 2012 for the 3-year hybrid ARMs, 5-year hybrid ARMs and 7/10-year hybrid ARMs, respectively (assuming no losses or delinquencies), and zero thereafter, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Yield Maintenance Agreement will include the following terms:

                                                    Notional Balance               Strike Rate     Months
                                                  --------------------------------------------------------
                                                  3-Yr Hybrid Loans @ 18% CPR        3.25%          1-35

                                                  5-Yr. Hybrid Loans @ 18% CPR       3.85%          1-58

                                                  7/10-Yr. Hybrid Loans @ 18% CPR    4.40%          1-110

A chart summarizing the hybrid ARMs subject to the Yield Maintenance Agreements is provided below:

-------------- ------------ --------- --------- --------- --------- --------- --------- --------- --------  --------
   Product      Principal    Gross      Net       WAM      Gross      Net     Initial    Period      Max     Mos to
    Type         Balance      WAC       WAC      (mos.)    Margin    Margin     Cap       Cap       Rate      Roll
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------
 3-Yr Hybrid   $86 million    4.611%    4.335%    364       2.015%    1.739%    4.085%    1.884%     9.613%    34
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------
 5-Yr Hybrid   $424 million   5.196%    4.917%    358       2.315%    2.036%    4.998%    1.934%    10.212%    57
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------
 7-Yr Hybrid   $17 million    5.659%    5.351%    353       2.204%    1.895%    4.803%    1.780%    10.659%    82
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------
10-Yr Hybrid   $58 million    5.769%    5.493%    358       2.337%    2.061%    4.965%    1.950%    10.769%    119
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------
   Totals:     $585 million   5.180%    4.901%    359       2.270%    1.991%    4.855%    1.924%    10.192%    61
-------------- ------------ --------- --------- --------- --------- --------- --------- --------- ---------- --------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein will be superseded by the description of the Description of the
Collateral contained in the Prospectus Supplement and has been provided based on information as of
March 1, 2003

Exhibit I – Collateral Summary

--------------------------- -------------------- ----------------- ---------------------- --------------------
Loan Characteric                    TMA 98-1            ARM                Hybrid ARM            Total
--------------------------- -------------------- ----------------- ---------------------- --------------------
Expected Pool Balance               266,229,570       226,049,201            585,107,561        1,077,386,332
Average Balance                         274,747           512,583                536,796              430,955
% Conforming Balances                    33.70%            15.66%                  9.55%               16.80%
--------------------------- -------------------- ----------------- ---------------------- --------------------
WA Gross WAC                             4.395%            3.402%                 5.180%               4.613%
Range of Gross WAC              2.250% - 8.250%   2.500% - 4.750%        3.250% - 6.750%      2.250% - 8.250%
WA Net WAC (%)                           4.056%            3.007%                 4.901%               4.295%
--------------------------- -------------------- ----------------- ---------------------- --------------------
WAM (mos)                                   252               359                    359                  332
WA Age (mos)                                 67                 2                      3                   19
WA Orig. Term (mos)                         318               361                    362                  351
--------------------------- -------------------- ----------------- ---------------------- --------------------
Amortizing                                7.90%             2.56%                 30.30%               18.94%
Interest Only                            92.10%            97.44%                 69.70%               81.06%
--------------------------- -------------------- ----------------- ---------------------- --------------------
Current Balance
$0- $99,999                               5.94%             0.13%                  0.18%                1.59%
$100,000 - $199,999                      13.37%             4.56%                  2.98%                5.88%
$200,000 - $299,999                      14.47%             8.08%                  4.74%                7.84%
$300,000 - $399,999                      11.87%            11.15%                 13.34%               12.52%
$400,000 - $499,999                      10.03%            11.70%                 14.81%               12.98%
$500,000 - $599,999                       8.82%             9.09%                 11.06%               10.09%
$600,000 - $699,999                       5.24%             7.57%                  9.75%                8.18%
$700,000 - $799,999                       4.41%             5.90%                  5.70%                5.42%
$800,000 - $899,999                       1.90%             5.92%                  5.21%                4.54%
$900,000 - $999,999                       6.98%             5.96%                  5.53%                5.98%
$1,000,000 - $1,999,999                  14.33%            22.30%                 21.15%               19.70%
$2,000,000 - $2,999,999                   1.88%             4.81%                  3.50%                3.56%
$3,000,000 and greater                                      6.21%                  2.05%                1.71%
--------------------------- -------------------- ----------------- ---------------------- --------------------
Interest Rate
2.000% - 2.499%                           0.66%             0.00%                  0.00%                0.16%
2.500% - 2.999%                          14.85%            15.01%                  0.00%                6.82%
3.000% - 3.499%                          35.31%            35.91%                  0.01%               16.26%
3.500% - 3.999%                          13.22%            36.70%                  0.63%               11.31%
4.000% - 4.999%                           5.56%            12.38%                 27.39%               18.85%
5.000% - 5.999%                           3.40%             0.00%                 67.19%               37.33%
6.000% - 6.999%                           5.28%             0.00%                  4.78%                3.90%
7.000% - 7.999%                          20.98%             0.00%                  0.00%                5.18%
8.000% and greater                        0.74%             0.00%                  0.00%                0.18%
--------------------------- -------------------- ----------------- ---------------------- --------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein will be superseded by the description of the Description of the
Collateral contained in the Prospectus Supplement and has been provided based on information as of
March 1, 2003

Exhibit I – Collateral Summary (cont’d)

-------------------------- ------------ ---------------- ---------------- ----------------
Loan Characteric             TMA 98-1          ARM           Hybrid ARM         Total
-------------------------- ------------ ---------------- ---------------- ----------------
Age (Months)
0 - 11                           0.00%           98.84%           96.21%           72.99%
12 - 23                          0.00%            1.16%            2.87%            1.80%
24 - 35                          0.00%            0.00%            0.53%            0.29%
36 - 47                          0.00%            0.00%            0.24%            0.13%
48 - 59                         24.09%            0.00%            0.00%            5.95%
60 - 71                         68.92%            0.00%            0.07%           17.07%
72 - 83                          1.98%            0.00%            0.08%            0.53%
84 - 95                          0.59%            0.00%            0.00%            0.15%
96 - 107                         0.32%            0.00%            0.00%            0.08%
108 and above                    4.10%            0.00%            0.00%            1.01%
-------------------------- ------------ ---------------- ---------------- ----------------
Original Term
5 - 15 Years                     0.20%            0.13%            0.00%            0.08%
16 - 40 Years                   99.80%           99.87%             100%           99.92%
-------------------------- ------------ ---------------- ---------------- ----------------
Credit Score
Weighted Average                   731              732              739              735
Up to 549                        5.22%            0.00%            0.29%            1.45%
550 to 599                       1.54%            0.00%            0.05%            0.41%
600 to 649                       5.78%            2.39%            1.94%            2.98%
650 to 699                      16.84%           23.92%           16.01%           17.87%
700 to 749                      29.68%           35.39%           34.80%           33.66%
750 to 799                      36.38%           36.10%           44.59%           40.78%
800 and above                    4.57%            2.21%            2.32%            2.85%
-------------------------- ------------ ---------------- ---------------- ----------------
Original Effective LTV
Weighed Average                 66.27%           66.14%           61.44%           63.62%
% >> 80%                          3.30%            2.54%            2.08%            2.48%
% >> 80% with MI                 99.20%             100%           97.08%           98.41%
-------------------------- ------------ ---------------- ---------------- ----------------
Original Eff LTV
Up to 10.00%                     0.01%            0.00%            0.10%            0.06%
10.01% - 20.00%                  0.79%            0.27%            1.83%            1.25%
20.01% - 30.00%                  1.30%            2.21%            3.99%            2.95%
30.01% - 40.00%                  2.65%            3.81%            8.09%            5.85%
40.01% - 50.00%                  9.70%            7.93%           12.71%           10.96%
50.01% - 60.00%                 10.69%           15.79%           12.27%           12.62%
60.01% - 70.00%                 43.20%           22.16%           23.85%           28.28%
70.01% - 80.00%                 28.37%           45.30%           35.07%           35.56%
80.01% - 90.00%                  2.85%            1.83%            1.93%            2.13%
90.01% - 100.00%                 0.45%            0.71%            0.16%            0.35%
-------------------------- ------------ ---------------- ---------------- ----------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein will be superseded by the description of the Description of the
Collateral contained in the Prospectus Supplement and has been provided based on information as of
March 1, 2003

Exhibit I – Collateral Summary (cont’d)

------------------------------ -------------- -------------- --------------- -------------
Loan Characteric                    TMA 98-1         ARM         Hybrid ARM      Total
------------------------------ -------------- -------------- --------------- -------------
Occupancy Status
Owner Occupied                        80.72%         81.25%          85.97%        83.68%
Investor Property                      4.53%          2.39%           2.76%         3.12%
Second Home                           14.75%         16.36%          11.27%        13.20%
------------------------------ -------------- -------------- --------------- -------------
Loan Purpose
Purchase Money                        61.81%         28.44%          24.15%        34.36%
Cash-Out Refinance                    23.49%         34.39%          26.33%        27.32%
Rate/Term Refinance                   14.69%         37.17%          49.51%        38.32%
------------------------------ -------------- -------------- --------------- -------------
Insurance
Conventional w/ MI                     3.28%          2.74%           2.02%         2.48%
Conventional w/o MI                   96.72%         97.26%          97.98%        97.52%
------------------------------ -------------- -------------- --------------- -------------
Geographic Concentration
        (greater than 5%)
California                            18.73%         10.00%          40.14%        28.53%
Colorado                               5.87%         13.86%           7.41%         8.39%
New Jersey                             6.04%          2.64%           1.83%         3.04%
Georgia                                8.29%          7.86%           6.64%         7.31%
South Carolina                         1.05%          8.69%           6.64%         5.69%
Florida                               13.25%          9.84%           2.72%         6.82%
New York                              10.67%         14.02%           5.80%         8.73%
------------------------------ -------------- -------------- --------------- -------------
Property Type
Single Family                         61.14%         54.92%          66.26%        62.62%
Condominium                            9.93%         10.42%           9.10%         9.58%
2-4 Family                             1.12%          0.61%           1.12%         1.01%
PUD                                   25.52%         31.79%          21.27%        24.53%
Co-Op                                  2.28%          2.26%           2.25%         2.26%
------------------------------ -------------- -------------- --------------- -------------
Loan Type
1 Month LIBOR                         53.68%         31.25%           0.00%        19.82%
6 Month LIBOR                         12.78%         64.92%           0.00%        16.78%
6 Mo / 1 Year CMT                      8.99%          0.27%           0.00%         2.28%
1 Year LIBOR                           0.31%          3.57%           0.00%         0.83%
2 Yr-Hybrid (CMT/LIBOR)                0.12%          0.00%           0.00%         0.03%
3 Yr-Hybrid (CMT)                      1.19%          0.00%           2.78%         1.81%
3 Yr-Hybrid (LIBOR)                    0.00%          0.00%          11.90%         6.46%
5 Yr-Hybrid  (CMT)                    20.33%          0.00%          39.14%        26.28%
5 Yr-Hybrid  (LIBOR)                   2.60%          0.00%          33.39%        18.79%
7 Yr-Hybrid  (CMT)                     0.00%          0.00%           1.20%         0.65%
7 Yr-Hybrid (LIBOR)                    0.00%          0.00%           1.63%         0.89%
10 Yr-Hybrid  (CMT)                    0.00%          0.00%           7.35%         3.99%
10 Yr-Hybrid  (LIBOR)                  0.00%          0.00%           2.60%         1.41%
------------------------------ -------------- -------------- --------------- -------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein will be superseded by the description of the Description of the
Collateral contained in the Prospectus Supplement and has been provided based on information as of
March 1, 2003

Exhibit I – Collateral Summary (cont’d)

----------------------------- ----------------- ------------- --------------- ---------------
Loan Characteristic                  TMA 98-1          ARM       Hybrid ARM         Total
----------------------------- ----------------- ------------- --------------- ---------------
Gross Margin
Weighted Average                         2.15%         1.91%           2.27%           2.15%
Up to 0.999%                             0.38%         0.00%           0.00%           0.09%
1.000% - 1.499%                          8.86%        11.91%           0.02%           4.70%
1.500% - 1.999%                         41.46%        39.46%          46.40%          43.72%
2.000% - 2.499%                         17.12%        43.00%           3.07%          14.92%
2.500% - 2.999%                         27.30%         5.62%          49.66%          34.90%
3.000% - 3.499%                          3.41%         0.00%           0.85%           1.31%
3.500% and above                         1.47%         0.00%           0.00%           0.36%
----------------------------- ----------------- ------------- --------------- ---------------
Maximum Interest Rate
Weighted Average                        10.97%        11.02%          10.19%          10.97%
Up to 10.999%                            1.62%         8.34%          94.39%          53.41%
11.000% - 11.999%                        1.25%        89.32%           5.54%          22.06%
12.000% - 12.999%                       67.65%         0.88%           0.06%          16.94%
13.000% - 13.999%                       27.38%         0.15%           0.00%           6.80%
14.000% and greater                      2.10%         1.30%           0.00%           0.80%
----------------------------- ----------------- ------------- --------------- ---------------
Months to Next Rate Adj
Weighted Average                            34             3              61              34
0 - 3                                   70.45%        40.51%           0.00%          25.91%
4 - 7                                   25.75%        55.65%           0.00%          18.04%
8 - 11                                   2.31%         3.50%           0.00%           1.30%
12 - 23                                  1.45%         0.34%           0.00%           0.43%
20 - 23                                  0.00%         0.00%           0.06%           0.04%
28 - 31                                  0.04%         0.00%           0.51%           0.29%
32 - 35                                  0.00%         0.00%          12.20%           6.63%
36 - 39                                  0.00%         0.00%           1.99%           1.08%
48 - 51                                  0.00%         0.00%           0.08%           0.04%
52 - 55                                  0.00%         0.00%           4.57%           2.48%
56 - 59                                  0.00%         0.00%          62.98%          34.20%
60 - 63                                  0.00%         0.00%           4.81%           2.61%
70 - 73                                  0.00%         0.00%           0.05%           0.03%
78 - 81                                  0.00%         0.00%           0.70%           0.38%
82 - 85                                  0.00%         0.00%           2.09%           1.13%
92 and greater                           0.00%         0.00%           9.95%           5.41%
----------------------------- ----------------- ------------- --------------- ---------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein will be superseded by the description of the Description of the
Collateral contained in the Prospectus Supplement and has been provided based on information as of
March 1, 2003

Exhibit I – Collateral Summary (cont’d)

------------------------------- ------------- ------------ -------------- --------------
Index Concentration
1 Month LIBOR                         53.68%       31.25%          0.00%         19.82%
1 Year CMT                            28.58%        0.27%         50.27%         34.42%
1 Year LIBOR                           0.31%        3.57%         40.50%         22.82%
6 Month LIBOR                         15.37%       64.92%          9.03%         22.32%
3 Year CMT                             0.00%        0.00%          0.21%          0.11%
6 Month T-Bill                         2.05%        0.00%          0.06%          0.51%
------------------------------- ------------- ------------ -------------- --------------
Zip Code Conc. (over 0.75%)
29928 - SC, Hilton Head                0.59%        1.55%          3.07%          2.14%
94109 - CA, San Francisco              0.00%        0.00%          1.76%          0.95%
81611 - CO, Aspen                      1.57%        1.55%          0.42%          0.94%
10021 - NY, New York                   0.49%        1.09%          0.06%          0.81%
34108 - FL, Naples                     0.08%        3.43%          0.10%          0.79%
30327 -  GA, Atlanta                   0.61%        0.59%          0.91%          0.77%
94027 - CA, Atherton                   0.00%        0.00%          1.41%          0.77%
81632 - CO, Edwards                    0.44%        1.19%          0.74%          0.76%
------------------------------- ------------- ------------ -------------- --------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Exhibit II – Available Funds Cap Schedule (*)

*Available Funds Cap schedule is run assuming a 30% CPR and assuming all indices go to
20% after the first distribution date.

    -------------------------- ------------------------ -------------------------
     Distribution Date               Period             Effective Coupon(%)
    -------------------------- ------------------------ -------------------------
         4/25/2003                     1                        1.62
    -------------------------- ------------------------ -------------------------
         5/25/2003                     2                       11.50
    -------------------------- ------------------------ -------------------------
         6/25/2003                     3                       11.50
    -------------------------- ------------------------ -------------------------
         7/25/2003                     4                       11.50
    -------------------------- ------------------------ -------------------------
         8/25/2003                     5                       11.50
    -------------------------- ------------------------ -------------------------
         9/25/2003                     6                       11.50
    -------------------------- ------------------------ -------------------------
         10/25/2003                    7                       11.50
    -------------------------- ------------------------ -------------------------
         11/25/2003                    8                       11.50
    -------------------------- ------------------------ -------------------------
         12/25/2003                    9                       11.50
    -------------------------- ------------------------ -------------------------
         1/25/2004                     10                      11.50
    -------------------------- ------------------------ -------------------------
         2/25/2004                     11                      11.50
    -------------------------- ------------------------ -------------------------
         3/25/2004                     12                      11.50
    -------------------------- ------------------------ -------------------------
         4/25/2004                     13                      11.50
    -------------------------- ------------------------ -------------------------
         5/25/2004                     14                      11.50
    -------------------------- ------------------------ -------------------------
         6/25/2004                     15                      11.50
    -------------------------- ------------------------ -------------------------
         7/25/2004                     16                      11.50
    -------------------------- ------------------------ -------------------------
         8/25/2004                     17                      11.50
    -------------------------- ------------------------ -------------------------
         9/25/2004                     18                      11.50
    -------------------------- ------------------------ -------------------------
        10/25/2004                    19                       11.50
    -------------------------- ------------------------ -------------------------
        11/25/2004                    20                       11.50
    -------------------------- ------------------------ -------------------------
        12/25/2004                    21                       11.50
    -------------------------- ------------------------ -------------------------
         1/25/2005                     22                      11.50
    -------------------------- ------------------------ -------------------------
         2/25/2005                     23                      11.50
    -------------------------- ------------------------ -------------------------
         3/25/2005                     24                      11.50
    -------------------------- ------------------------ -------------------------
         4/25/2005                     25                      11.50
    -------------------------- ------------------------ -------------------------
         5/25/2005                     26                      11.50
    -------------------------- ------------------------ -------------------------
         6/25/2005                     27                      11.50
    -------------------------- ------------------------ -------------------------
         7/25/2005                     28                      11.50
    -------------------------- ------------------------ -------------------------
         8/25/2005                     29                      11.50
    -------------------------- ------------------------ -------------------------
         9/25/2005                     30                      11.50
    -------------------------- ------------------------ -------------------------
        10/25/2005                    31                       11.50
    -------------------------- ------------------------ -------------------------
        11/25/2005                    32                       11.50
    -------------------------- ------------------------ -------------------------
        12/25/2005                    33                       11.50
    -------------------------- ------------------------ -------------------------
         1/25/2006                     34                      11.50
    -------------------------- ------------------------ -------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Exhibit II – Available Funds Cap Schedule (cont’d)
*Available Funds Cap schedule is run assuming a 30% CPR and assuming all indices go to
20% after the first distribution date.

     ------------------------------- ----------------------- ----------------------------
           Distribution Date              Period                 Effective Coupon(%)
     ------------------------------- ----------------------- ----------------------------
               2/25/2006                    35                          11.50
     ------------------------------- ----------------------- ----------------------------
               3/25/2006                    36                          11.50
     ------------------------------- ----------------------- ----------------------------
               4/25/2006                    37                          11.50
     ------------------------------- ----------------------- ----------------------------
               5/25/2006                    38                          11.50
     ------------------------------- ----------------------- ----------------------------
               6/25/2006                    39                          11.50
     ------------------------------- ----------------------- ----------------------------
               7/25/2006                    40                          11.50
     ------------------------------- ----------------------- ----------------------------
               8/25/2006                    41                          11.50
     ------------------------------- ----------------------- ----------------------------
               9/25/2006                    42                          11.50
     ------------------------------- ----------------------- ----------------------------
              10/25/2006                    43                          11.50
     ------------------------------- ----------------------- ----------------------------
              11/25/2006                    44                          11.50
     ------------------------------- ----------------------- ----------------------------
              12/25/2006                    45                          11.50
     ------------------------------- ----------------------- ----------------------------
               1/25/2007                    46                          11.50
     ------------------------------- ----------------------- ----------------------------
               2/25/2007                    47                          11.50
     ------------------------------- ----------------------- ----------------------------
               3/25/2007                    48                          11.50
     ------------------------------- ----------------------- ----------------------------
               4/25/2007                    49                          11.50
     ------------------------------- ----------------------- ----------------------------
               5/25/2007                    50                          11.50
     ------------------------------- ----------------------- ----------------------------
               6/25/2007                    51                          11.50
     ------------------------------- ----------------------- ----------------------------
               7/25/2007                    52                          11.50
     ------------------------------- ----------------------- ----------------------------
               8/25/2007                    53                          11.50
     ------------------------------- ----------------------- ----------------------------
               9/25/2007                    54                          11.50
     ------------------------------- ----------------------- ----------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Exhibit III – Price/Yield Table (%)

Class A to Optional Purchase
---------------- ------------ ------------- ------------- ------------ ------------- ------------ -------------
PrePay             10.00%CPR    20.00%CPR     25.00%CPR     30.00%CPR    35.00%CPR     40.00%CPR    50.00%CPR
---------------- ------------ ------------- ------------- ------------ ------------- ------------ -------------
100-00               1.65          1.65          1.65         1.65          1.65         1.65          1.65
WAL (yr)             6.57          3.44          2.70         2.19          1.82         1.53          1.14
MDUR (yr)            6.04          3.28          2.59         2.12          1.77         1.49          1.11
First Prin Pay     4/25/2003    4/25/2003     4/25/2003     4/25/2003    4/25/2003     4/25/2003    4/25/2003
Last Prin Pay     12/25/2015    3/25/2010     9/25/2008     9/25/2007    12/25/2006    5/25/2006    7/25/2005
Prin Window           153           84            66           54            45           38            28

Class A to Maturity
---------------- ------------ ------------- ------------- ------------ ------------- ------------ -------------
Prepay             10.00%CPR    20.00%CPR     25.00%CPR     30.00%CPR    35.00%CPR     40.00%CPR    50.00%CPR
---------------- ------------ ------------- ------------- ------------ ------------- ------------ -------------
100-00               1.69          1.70          1.71         1.71          1.71         1.71          1.71
WAL (yr)             7.53          4.14          3.28         2.68          2.23         1.88          1.39
MDUR (yr)            6.78          3.87          3.10         2.55          2.14         1.82          1.35
First Prin Pay     4/25/2003    4/25/2003     4/25/2003     4/25/2003    4/25/2003     4/25/2003    4/25/2003
Last Prin Pay      1/25/2032    3/25/2025     7/25/2021     9/25/2018    5/25/2016     7/25/2014    9/25/2011
Prin Window           346          264           220           186          158           136          102

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 March 18, 2003
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.